SENTINEL GROUP FUNDS, INC.

                     Supplemental Dated January 31, 1997

       to Prospectus Dated April 1, 1996, as amended on April 17, 1996



     Effective February 1, 1997, the name of the Sentinel Short-Intermediate Government Fund is changed to Sentinel Short Maturity Government Fund.

     Sentinel Financial Services Company ("SFSC"), the Fund's principal underwriter, is sponsoring a sales contest during the period February 1, 1997 to December 31, 1997, in which registered representatives of all broker-dealers who have elected to participate in the contest can qualify for a trip to a destination to be announced by achieving sales of shares of the Funds (other than Sentinel U.S. Treasury Money Market Fund) and sales of accounts managed by American Guaranty & Trust Company, SFSC's trust company affiliate, aggregating at least $500,000, and may bring a guest at SFSC's expense by achieving such sales of at least $750,000. In addition, registered representatives of all broker-dealers who have elected to participate in the contest can qualify for a second destination when said sales aggregate at least $1,000,000, and may bring a guest at SFSC's expense by achieving such sales of at least $1,500,000. Branch managers of all branch offices which achieve such sales of at least $4,500,000 can also qualify for the trip and may bring a guest at SFSC's expense.